UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 27, 2022

RANGER OIL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16285 Park Ten Place, Suite 500 Houston, TX		77084
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 722-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	ROCC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 27, 2022, Ranger Oil Corporation (the “Company,” “we” or “us”) entered into the Master Assignment, Agreement and Amendment No. 13 to Credit Agreement among ROCC Holdings, LLC (formerly known as Penn Virginia Holdings, LLC), a subsidiary of the Company, as borrower (the “Borrower”), the Company, the subsidiaries of the Company party thereto, certain lenders party thereto, Wells Fargo Bank, National Association, as administrative agent for the lenders and as an issuing lender (the “Amendment”). The Amendment, in addition to other changes described in the Amendment, amends the Credit Agreement, dated as of September 12, 2016 (as amended and restated, supplemented or otherwise modified to date, the “Credit Agreement”), to (1) increase the aggregate elected commitment amounts under the Credit Agreement from $400,000,000 to $500,000,000 and (2) increase the borrowing base from $875,000,000 to $950,000,000.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the Amendment is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	Master Assignment, Agreement and Amendment No. 13 to Credit Agreement, dated as of September 27, 2022, among ROCC Holdings, LLC, as borrower, Ranger Oil Corporation, as holdings, the subsidiaries of holdings party thereto, certain lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent for the lenders and as an issuing lender.

104	The cover page from Ranger Oil Corporation’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGER OIL CORPORATION

September 28, 2022	By:	/s/ RUSSELL T KELLEY, JR.
Russell T Kelley, Jr.
Senior Vice President, Chief Financial Officer and Treasurer